UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:

      |_|   Preliminary proxy statement
      |X|   Definitive proxy statement
      |_|   Confidential, For Use of
            the Commission Only
            (as permitted by
            14a-6(e)(2))
      |_|   Definitive additional materials
      |_|   Soliciting material pursuant to
            Rule 14a-11(c) or Rule 14a-12

                           BIOPHAN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
            (1)   Title of each class of securities to which transaction
                  applies:
            (2)   Aggregate number of securities to which transaction applies:
                  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
            (3)   (set forth the amount on which the filing fee is calculated and state how it was determined):
            (4)   Proposed maximum aggregate value of transaction:
            (5)   Total fee paid:
      |_|   Fee paid previously with preliminary materials:
      |_|   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1)   Amount previously paid:
            (2)   Form, schedule or registration statement no.:
            (3)   Filing party:
            (4)   Date filed:

--------------------------------------------------------------------------------

                           BIOPHAN TECHNOLOGIES, INC.
                    Notice of Special Meeting of Stockholders
                                  to be held on
                              Tuesday, May 8, 2007
                                   10:00 a.m.
                        The Lennox Tech Enterprise Center
                             150 Lucius Gordon Drive
                         West Henrietta, New York 14586

Dear Stockholder:

You are invited to attend the Special Meeting of the Stockholders of Biophan Technologies, Inc. (the "Company"), which will be held on Tuesday, May 8, 2007, at 10:00 a.m. Eastern Daylight Time at the Lennox Tech Enterprise Center, 150 Lucius Gordon Drive, West Henrietta, New York 14586, for the following purposes:

      1. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock to 250,000,000 shares as set forth on Annex A.

      2. To transact such other business as may properly come before the meeting.

The foregoing business items are more fully described in the following pages which are made part of this Notice. Stockholders of record at the close of business on April 9, 2007 are entitled to notice of, and to vote at, this meeting and any adjournment thereof. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.


                                             By order of the Board of Directors,

                                             /s/ Darryl L. Canfield
                                             Darryl L. Canfield
                                             Secretary

Pittsford, New York
April 17, 2007


    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN
           AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

      IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR
                                SHARES IN PERSON.

--------------------------------------------------------------------------------

                           BIOPHAN TECHNOLOGIES, INC.
                                 15 Schoen Place
                            Pittsford, New York 14534
                                 (585) 267-4800
                                   ----------

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                                   ----------

The accompanying proxy is solicited by the Board of Directors on behalf of Biophan Technologies, Inc., a Nevada corporation, for use at the Special Meeting of Stockholders to be held on Tuesday, May 8, 2007 at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. This meeting will be held at the Lennox Tech Enterprise Center, 150 Lucius Gordon Drive, West Henrietta, New York 14586. The date of this Proxy Statement is April 13, 2007, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders entitled to vote at the Special Meeting.

                                     GENERAL

Record Date and Voting Securities

Only stockholders of record as of the close of business on April 9, 2007 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of April 9, 2007, there were 83,431,699 shares of Common Stock of the Company issued and outstanding; these are our only outstanding voting securities. Each stockholder is entitled to one vote for each share of Common Stock held. A majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit stockholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have Common Stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation. The Company has engaged the services of Morrow & Co., Inc. to assist in the solicitation of proxies. Employees and agents of Morrow & Co., Inc. will solicit proxies, and will request beneficial owners of our Common Stock to instruct the their banks, brokers, and other custodians, nominees and fiduciaries to deliver proxies, using the mails, telephone and other means of electronic communication. The fees and out-of-pocket expenses of Morrow & Co., Inc. will be borne by the Company.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by either of the following actions:

      1. Filing a written notice of revocation with the Secretary of the Company at 15 Schoen Place, Pittsford, New York 14534; or

      2. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

No Dissenters' Rights

Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the action proposed by the Company herein. Furthermore, the Company does not intend voluntarily to provide dissenting stockholders with any such rights.

Quorum

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. On the Record Date, there were 83,431,699 shares of Common Stock issued and outstanding; consequently, the presence in person or by proxy of the holders of at least 41,715,850 shares will be necessary to establish a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN," on a matter are treated as being present at the meeting for purposes of establishing a quorum.

Broker Non-Votes

Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients who are the beneficial owners of the shares, brokers do not have discretion to vote these shares on non-routine matters. The proposal to be voted on at this Special Meeting is a non-routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card expressly instructing that the broker is NOT voting on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, none of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the special meeting, except as described herein.

      1. Each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year; or

      2.    Any affiliate or associate of any of the foregoing persons.

Our affiliate, Biomed Solutions, LLC, has provided us with a $5,000,000 line of credit pursuant to a Line of Credit Agreement dated January 24, 2007 (as amended, the "Line of Credit Agreement"). Amounts borrowed bear interest at the rate of 8% per annum and are convertible into shares of our Common Stock at the rate of $0.67 per share. Biomed's obligation to lend to us under the Line of Credit Agreement expires on June 30, 2007, on which date the entire amount borrowed by us (and not converted into shares of our Common Stock) becomes due and payable. The balance of borrowings on the line of credit was $3,930,000 at March 31, 2007. Our CEO, Michael L. Weiner, is the Manager and, indirectly, a 24.3% beneficial owner of Biomed.

On October 11, 2006, in connection with the Securities Purchase Agreement dated October 11, 2006 described below, we entered into a Subordination and Standstill Agreement (the "Subordination Agreement") with Biomed and the investors who are parties to the Securities Purchase Agreement, pursuant to which Biomed agreed, among other things, to convert the entire outstanding amount of principal and interest due under the Line of Credit Agreement in excess of $700,000 into shares of our Common Stock upon the effectiveness of the amendment to our Articles of Incorporation that is proposed for consideration at this Special Meeting.

                                 EFFECTIVE DATE

         If approved at the Special Meeting, the action described herein will be effective immediately upon filing Articles of Amendment with the Secretary of State of Nevada as described herein.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1

                 AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                TO TWO HUNDRED FIFTY MILLION (250,000,000) SHARES

Our Articles of Incorporation, as amended, currently authorize the Company to issue 125,000,000 shares of Common Stock, par value $0.005 per share. The Company proposes to amend the Articles of Incorporation to authorize 250,000,000 shares of Common Stock. The additional authorized shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now issued and outstanding.

We propose to amend only Article 3 of our Articles of Incorporation and only (i) to change the number of authorized shares of Common Stock and (ii) to clarify the authority of our Board of Directors to issue such shares without further action by the stockholders. If amended, Article 3 of the Company's Articles of Incorporation shall read as follows:

      "3. The aggregate number of shares which the corporation shall have authority to issue shall consist of 250,000,000 shares of Common Stock having a par value of $0.005 per share. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

The proposed amendment to the Company's Articles of Incorporation is attached hereto as Annex A.

Other than as described herein, the Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of our business, or shares which may be issued under our stock option, stock purchase, and other existing employee benefit plans, or in connection with currently outstanding options and warrants exercisable for shares of our Common Stock.

The Board of Directors believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue to provide the Company with adequate flexibility in the future to be able to consider certain corporate opportunities that may arise and would require that we have sufficient available shares to enter into such corporate opportunities that may include, among other things, equity financing, acquisition transactions or strategic relationships.

We are proposing this amendment in compliance with an obligation we undertook in a Securities Purchase Agreement dated October 11, 2006 (the "Securities Purchase Agreement") with ten private investors, pursuant to which we issued to the investors (i) an aggregate $7,250,000 face amount of Senior Secured Convertible Notes (the "Notes"), (ii) one-year warrants to purchase an aggregate of 10,820,896 shares of our Common Stock at a price of $0.67 per share and (iii) two series of five-year warrants which currently permit the investors to purchase an aggregate of 18,034,830 shares of our Common Stock at an exercise price of $0.51 per share. If the investors elect to exercise the one-year warrants, they will also receive additional five-year warrants to purchase shares of our Common Stock equal to the number of shares purchased under the one-year warrants, with 50% of the additional warrants having an exercise price of $0.81 per share, and the remaining 50% of the additional five-year warrants having an exercise price of $0.89 per share. All of the warrants contain anti-dilution protection that will should we issue equity or equity-linked securities at a price per common share below the then-effective exercise price, automatically adjust the exercise price to the price at which we issue such equity or equity-linked securities.

The Company does not currently have enough shares of Common Stock authorized to permit the full exercise of all issued and outstanding warrants or the full conversion of convertible instruments currently outstanding. To that end, we committed in the Securities Purchase Agreement to call the special meeting of stockholders to which this proxy statement relates and to propose to our stockholders an amendment to our Articles of Incorporation increasing the number of authorized shares of Common Stock. Under the Securities Purchase Agreement, we incurred a penalty to the holders of the Notes in an amount equal to 1% of the outstanding balance of the Notes ($72,000) on February 9, 2007 because the amendment had not yet been adopted, and we will continue to incur an additional penalty in that amount monthly until the amendment is adopted.

The proposed amendment to Article 3 of our Articles of Incorporation would permit the issuance of additional shares of Common Stock up to the new 250,000,000 maximum authorization without further action or authorization by stockholders (except as may be required in a specific case by law or by the rules of any exchange or quotation service that may in the future be applicable to the Company). The Board believes it is prudent for the Company to have this flexibility. However, the issuance of additional shares of Common Stock would dilute the ownership and voting rights of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

Vote Required

Approval of the proposal to amend our Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date, or 41,715,850 shares.

Recommendation of our Board of Directors

On March 30, 2007, our Board of Directors approved the amendment to Article 3 of our Articles of Incorporation to bring the total number of authorized shares of Common Stock to 250,000,000, as set forth in Annex A. The directors also directed that the amendment be submitted to the Company's stockholders for approval as required by the Nevada Revised Statutes.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

--------------------------------------------------------------------------------

                             MANAGEMENT INFORMATION

The following table sets forth information regarding our current directors and principal executive officers.

                                                                                          Director or Officer
            Name           Age                         Position                          Position Held Since:
--------------------------------------------------------------------------------------------------------------------
Guenter H. Jaensch         68      Director and Chairman of the Board                            2002
--------------------------------------------------------------------------------------------------------------------
Michael L. Weiner          59      Director, Chief Executive Officer and President               2000
--------------------------------------------------------------------------------------------------------------------
Theodore A. Greenberg      47      Director                                                      2006
--------------------------------------------------------------------------------------------------------------------
Bonita L. Labosky          64      Director                                                      2007
--------------------------------------------------------------------------------------------------------------------
Stan Yakatan               63      Director                                                      2006
--------------------------------------------------------------------------------------------------------------------
John F. Lanzafame          39      Chief Operating Officer and Vice-President -                  2004
                                   Business Development
--------------------------------------------------------------------------------------------------------------------
Darryl L. Canfield         60      Vice-President, Treasurer, Secretary and Chief                2006
                                   Financial Officer
--------------------------------------------------------------------------------------------------------------------
Stuart G. MacDonald        57      Vice-President - Research and Development                     2001
--------------------------------------------------------------------------------------------------------------------
Jeffrey L. Helfer          54      Vice-President - Engineering                                  2001
--------------------------------------------------------------------------------------------------------------------

                                VOTING SECURITIES

As of April 9, 2007, the Record Date, 83,431,699 shares of the Company's Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership information of our Common Stock at April 9, 2007, for:

      o each person known to us to be the beneficial owner of more than 5% of our Common Stock;

      o     each of our executive officers;

      o     each of our directors; and

      o     all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned. We have based our calculation of the percentage of beneficial ownership on 83,431,699 shares of Common Stock outstanding on April 9, 2007.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 9, 2007. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

---------------------------------------------------- -------------------------------------------------------
                                                                   Shares Beneficially Owned
---------------------------------------------------- ----------------------------- -------------------------
                      Beneficial Owner                          Number                     Percent
---------------------------------------------------- ----------------------------- -------------------------
Guenter H. Jaensch                                   1,077,500 (1)                 1.28%
16065 Bristol Isle Way
Delray Beach, FL 33446
---------------------------------------------------- ----------------------------- -------------------------
Michael L. Weiner                                    15,480,454 (2)                16.6%
693 Summit Drive
Webster, NY 14580
---------------------------------------------------- ----------------------------- -------------------------
Theodore A. Greenberg                                0                             *
530 F Grand Street
New York, NY 10002
---------------------------------------------------- ----------------------------- -------------------------
Bonita L. Labosky                                    0                             *
3067 East Lake Road
Skaneateles, NY 13152
---------------------------------------------------- ----------------------------- -------------------------
Stan Yakatan                                         10,000                        *
245 33rd Street
Hermosa Beach, CA 90254
---------------------------------------------------- ----------------------------- -------------------------
Jeffrey H. Helfer                                    5,818,780 (4)                 6.91%
4 Highland Green
Victor, NY 14564
---------------------------------------------------- ----------------------------- -------------------------
Stuart G. MacDonald                                  5,778,080 (5)                 6.86%
4663 East Lake Road
Pultneyville, NY 14538
---------------------------------------------------- ----------------------------- -------------------------
John F. Lanzafame                                    519,500 (3)                   *
10 Alameda Drive
Fairport, NY 14450
---------------------------------------------------- ----------------------------- -------------------------
Darryl L. Canfield                                   300,000 (3)                   *
32 Merryhill Lane
Pittsford, NY 14534
---------------------------------------------------- ----------------------------- -------------------------
Biomed Solutions, LLC                                8,449,369 (6)                 9.26%
15 Schoen Place
Pittsford, NY 14534
---------------------------------------------------- ----------------------------- -------------------------
Myotech, LLC                                         4,923,080                     5.90%
15 Schoen Place
Pittsford, NY 14534
---------------------------------------------------- ----------------------------- -------------------------
Technology Innovations, LLC                          8,750,013 (7)                 9.59%
15 Schoen Place
Pittsford, NY 14534
---------------------------------------------------- ----------------------------- -------------------------
All Directors and Executive Officers as a Group      18,917,454 (8)                19.74%
(9 persons)
---------------------------------------------------- ----------------------------- -------------------------

(1) Includes 627,000 shares issuable upon exercise of currently-exercisable options. Also includes 225,000 shares owned by Dr. Jaensch's wife; Dr. Jaensch disclaims beneficial ownership of the shares held by his wife.

(2) Includes (i) 656,756 shares owned by Biomed Solutions, LLC and an aggregate of 7,792,613 shares issuable to Biomed Solutions, LLC upon exercise of currently-exercisable warrants and conversion of outstanding convertible promissory notes, (ii) 4,923,080 shares owned by Myotech, LLC, and (iii) 300,644 shares owned by Technology Innovations, LLC. Mr. Weiner is deemed to have voting and investment control over these shares by reason of his status as Manager of Biomed Solutions, LLC and Technology Innovations LLC and as a member of the Board of Directors of Myotech, LLC; he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in Biomed Solutions, LLC, Technology Innovations LLC and Myotech, LLC. Also includes 1,600,000 shares issuable upon exercise of currently-exercisable options held by Mr. Weiner.

(3) Issuable upon exercise of currently-exercisable options.

(4) Includes 4,923,080 shares owned by Myotech, LLC. Mr. Helfer is deemed to have voting and investment control over these shares by reason of his status as a member of the Board of Directors of Myotech, LLC; he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in Myotech, LLC. Also includes 765,000 shares issuable upon exercise of currently-exercisable options held by Mr. Helfer.

(5) Includes 4,923,080 shares owned by Myotech, LLC. Mr. MacDonald is deemed to have voting and investment control over these shares by reason of his status as a member of the Board of Directors of Myotech, LLC; he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in Myotech, LLC. Also includes 765,000 shares issuable upon exercise of currently-exercisable options held by Mr. MacDonald.

(6) Includes 7,792,613 shares issuable upon exercise of currently-exercisable warrants and conversion of outstanding convertible promissory notes.

(7) Includes (i) 656,756 shares owned by Biomed Solutions, LLC and (ii) 7,792,613 shares issuable to Biomed Solutions, LLC upon exercise of currently-exercisable warrants and conversion of outstanding convertible promissory notes. Technology Innovations, LLC is the beneficial owner of approximately 57% of the outstanding membership interests of Biomed Solutions, LLC; it disclaims ownership of these shares except to the extent of its pecuniary interest in Biomed Solutions, LLC.

(8) Includes shares issuable upon exercise of options and warrants and conversion of convertible promissory notes, as described in notes 1 through 7 above. Also includes shares as to which beneficial ownership is disclaimed, as described in notes 1, 2, 4, 5 and 7 above.

Changes in Control.

Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-K.

                          TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ Guenter H. Jaensch
                                       -----------------------------------------
                                       Guenter H. Jaensch, Chairman of the Board

April 17, 2007

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can read our SEC filings over the internet at the SEC's website, www.sec.gov. You can also read and copy our SEC filings at the SEC's public reference room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain copies of our filings by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's public reference facilities in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

    THIS PROXY STATEMENT IS DATED APRIL 17, 2007. YOU SHOULD NOT ASSUME THAT
     THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE
     COMPANY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


--------------------------------------------------------------------------------

Annex A

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit corporations
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation: Biophan Technologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      Article 3 is amended to read in its entirety as follows:

      "3. The aggregate number of shares which the corporation shall have authority to issue shall consist of 250,000,000 shares of Common Stock having a par value of $0.005 per share. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: ____%.

4.  Effective date of filing (optional): _______________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required):_______________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Proxy Card

                           BIOPHAN TECHNOLOGIES, INC.

             PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                       TUESDAY, MAY 8, 2007 AT 10:00 A.M.
                        THE LENNOX TECH ENTERPRISE CENTER
                            150 LUCIUS GORDON DRIVE,
                         WEST HENRIETTA, NEW YORK 14586

The undersigned hereby appoints Michael L. Weiner and Darryl L. Canfield, and each of them, as proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of Biophan Technologies, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before our Special Meeting of Stockholders to be held on Tuesday, May 8, 2007, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. IF NO OTHER INDICATION IS MADE, AT THE MEETING AND AT ANY AND ALL ADJOURNMENTS THEREOF, THE PROXY HOLDERS WILL VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000 SHARES.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES.

                      PLEASE MARK YOUR VOTE LIKE THIS. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

      1. INCREASE AUTHORIZED SHARES OF COMMON STOCK TO TWO HUNDRED FIFTY MILLION (250,000,000) SHARES


            [ ] FOR                    [ ]AGAINST                    [ ] ABSTAIN



      2. TRANSACT ANY OTHER BUSINESS THAT IS PROPERLY PRESENTED AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

I PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS. [Y] [N]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated: ______________________, 2007

 ----------------------------              -----------------------------
 Signature                                 Signature (Joint Owner)


      NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a stockholder should give their full title. Please date the proxy.


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